Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT

TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-

OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Notable Labs, Ltd. (the “Company”) for the quarterly period ended June 30, 2024 as filed with the Securities and Exchange Commission (the “Report”) on the date hereof, each of the undersigned officers hereby certifies in such capacity, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of such officer’s knowledge:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2024

/s/ Thomas A. Bock	/s/ Scott A. McPherson
Thomas A. Bock	Scott A. McPherson
Chief Executive Officer	Chief Financial Officer